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                                                                   EXHIBIT 10(h)


         BEARINGS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
         --------------------------------------------------------------
                           (JULY 1, 1993 RESTATEMENT)






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                                 BEARINGS, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                           (JULY 1, 1993 RESTATEMENT)

                                TABLE OF CONTENTS

Section                                                                 Page No.
-------                                                                 --------

                                    ARTICLE I
                                   DEFINITIONS

1.1      Definitions...........................................................1

                                   ARTICLE II
                                  PARTICIPATION

2.1      Participants..........................................................2
2.2      Designation of Participants...........................................2

                                   ARTICLE III
                   SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS

3.1      Eligibility...........................................................2
3.2      Amount................................................................3

                                   ARTICLE IV
                               PAYMENT OF BENEFITS

4.1      Commencement of Benefits..............................................3
4.2      Optional Methods of Payment...........................................3
4.3      Effect of various Circumstances Upon an Option........................5
4.4      Payment Under an Option...............................................5

                                    ARTICLE V
                                SURVIVOR BENEFITS

5.1      Eligibility for Survivor Benefit......................................5
5.2      Survivor Benefit Amount...............................................5
5.3      Payment of Survivor Benefit...........................................5

                                   ARTICLE VI
                           AMENDMENT AND TERMINATION 6

                                   ARTICLE VII
                                  MISCELLANEOUS

7.1      Non-Alienation of Retirement Rights or Benefits.......................6
7.2      Payment of Benefits to Others.........................................6
7.3      Plan Non-Contractual..................................................6
7.4      Funding...............................................................6
7.5      Actuarially Equivalent Benefits.......................................7
7.6      Claims of Other Persons...............................................7
7.7      Severability..........................................................7
7.8      Governing Law.........................................................7

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                                 BEARINGS, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                           (JULY 1, 1993 RESTATEMENT)


                  WHEREAS, the Bearings, Inc. Supplemental Executive Retirement Benefits Plan (hereinafter referred to as the "Plan") was established by Bearings, Inc. (hereinafter referred to as the "Company") on January 21, 1988, for the benefit of certain of the officers and key executives; and

                  WHEREAS, the Plan has been amended from time to time on seven occasions; and

                  WHEREAS, the Company now desires to amend and restate the Plan as of July 1, 1993;

                  NOW, THEREFORE, the Plan is hereby amended and restated effective as of July 1, 1993, as hereinafter set forth.


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1 DEFINITIONS. For purposes of the Plan, each of the following words and phrases shall have the meaning hereinafter set forth unless a different meaning is clearly required by the context:

                  (a) The term "BENEFICIARY" shall mean the person or persons who is designated by a Participant to receive a survivor benefit pursuant to the provisions of Article V in the event such Participant and, if applicable, his Contingent Annuitant or Term-Certain Beneficiary die prior to payment of the actuarial present value of such Participant's benefit under the Plan.

                  (b) The term "COMPANY" shall mean Bearings, Inc., a Delaware corporation, its corporate successors, and the surviving corporation resulting from any merger of Bearings, Inc. with any other corporation or corporations.

                  (c) The term "CONTROLLED GROUP" shall mean the group of related corporations of which the Company is a member as determined under Section 1563(a) of the Internal Revenue Code of 1954, as amended.

                  (d) The term "EFFECTIVE DATE" shall mean January 21, 1988, the date that the Plan was established.

                  (e) The term "HIGHEST FINAL AVERAGE COMPENSATION" shall mean the aggregate amount of the highest of base compensation of a Participant from the Controlled Group with respect to the three consecutive years during the last ten calendar years of the Participant's employment which produces a higher average than any other three-year period including any amounts which would otherwise be paid as base compensation but which are deferred by a Participant pursuant to any qualified or unqualified deferred compensation program sponsored by the Controlled Group, but excluding any deferred compensation received during any such year but credited under the Plan to the Participant for a prior year.


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                  (f) The term "NORMAL RETIREMENT DATE" shall mean the date on which a Participant attains 65 years of age.

                  (g) The term "PARTICIPANT" shall mean an employee of the Company designated to participate in the Plan pursuant to Article II of the Plan.

                  (h) The term "PLAN" shall mean the Bearings, Inc. Supplemental Executive Retirement Benefits Plan as amended and restated herein effective as of July 1, 1993, with all amendments, modifications, and supplements hereafter made.

                  (i) The term "SERVICE" shall mean the period of time that a Participant is employed as an employee by any member of the Controlled Group.

                  (j) The term "CHANGE IN CONTROL" shall mean the occurrence of either of the following events:

                           (1) When any "person" (as such term is used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as such term is used in Rule 13d-3 under the Securities and Exchange Act of 1934) of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or,

                           (2) When individuals who at the beginning of any two-year period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


                                   ARTICLE II

                                  PARTICIPATION
                                  -------------

                  2.1 PARTICIPANTS. The Participants in the Plan shall be such officers and other key executives of the Company as shall be designated as Participants from time to time by the Board of Directors of the Company.

                  2.2 DESIGNATION OF PARTICIPANTS. The designation of an individual as a Participant shall be made by action of the Board of Directors of the Company.


                                   ARTICLE III

                   SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS
                   ------------------------------------------


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                  3.1 ELIGIBILITY. Any Participant who terminates his employment with the Controlled Group shall be eligible for a monthly supplemental executive retirement benefit at or after attainment of age 55 determined in accordance with the provisions of Section 3.2.

                  3.2 AMOUNT. The monthly supplemental executive retirement benefit payable to an eligible Participant shall be equal to 45% of his Highest Final Average Compensation reduced by 1/20th for each year his service is less than 20; provided, however, that in no event shall such annual benefit payable to, or with respect to, the following participants to be less than the amounts set forth below:

                     Participant                Annual Benefit at Age 65
                     -----------                ------------------------

                     J. C. Dannemiller                   70,000
                     T. L. Bradley                       50,000
                     F. L. Mohr                          50,000
                     J. L. Mugnano                       25,000
                     J. C. Robinson                      35,000
                     R. C. Stinson                       25,000
                     J. R. Whitten                       25,000

and provided further that in addition to the amount of annual supplemental executive retirement benefit described above, J. R. Cunin shall receive the amount of $20,000 annually upon retirement.


                                   ARTICLE IV

                               PAYMENT OF BENEFITS
                               -------------------

                  4.1 COMMENCEMENT OF BENEFITS. Supplemental executive retirement benefits shall be payable monthly to an eligible Participant commencing with the later of the month next following the month in which he becomes eligible for such benefit or the month designated by him in writing to the Company and, subject to the provisions of Section 4.2 and Article V, terminating with the month in which the death of such Participant occurs; provided, however, that in the event the employment of a Participant is terminated for any reason, other than death, within three years after a Change in Control, such Participant shall receive the actuarial equivalent of his monthly supplemental executive retirement benefit in a lump sum as soon as practicable, but in no event later than 60 days after such termination. Notwithstanding the foregoing, in the event of a Change in Control, any Participant who is receiving, or who is eligible to receive, a monthly supplemental executive retirement benefit, shall receive the actuarial equivalent of such supplemental executive retirement benefit, or the remaining portion thereof, in a lump sum as soon as practicable, but in no event later than 60 days after such Change in Control occurs.

                  4.2 OPTIONAL METHODS OF PAYMENT. Any Participant who becomes eligible under the Plan for a supplemental executive retirement benefit may, in lieu of any benefits otherwise payable under the Plan, elect to receive payment of such benefit in accordance with any one of the following options:

                           Option A A reduced monthly retirement benefit payable
                  to such Participant for his lifetime following his retirement, with the continuance of a monthly benefit equal to one-half of such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent

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                  Annuitant, provided that such Contingent Annuitant is living at the time such Participant's benefit commences.

                           OPTION B A reduced monthly retirement benefit payable
                  to such Participant for his lifetime following his retirement, with the continuance of a monthly benefit equal to three-quarters of such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent Annuitant, provided such Contingent Annuitant is living at the time such participants benefit commences.

                           OPTION C A reduced monthly retirement benefit payable
                  to such participant for his lifetime following his retirement, with the continuance of a monthly benefit equal to such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent Annuitant, provided such Contingent Annuitant is living at the time such participant's benefit commences.

                           OPTION D A reduced monthly retirement benefit payable
                  to such participant for his lifetime following his retirement, with the continuance to the persons designated by him or such reduced amount after his death for the remainder, if any, of the ten-year term commencing with the date as of which the first payment of such monthly benefit is made, and with any monthly benefits remaining unpaid upon the death of the survivor of the Participant and his Term-Certain Beneficiary to be made to the estate of such survivor.

                           OPTION E A commercial annuity in the form of a single
                  life annuity for the life of such Participant.

                           OPTION F A commercial annuity in the form of a cash
                  refund annuity.

                           OPTION G A commercial annuity for a term certain of
                  ten years and continuous for the life of the Participant if he survives such term certain and with the continuance to the persons designated by him of any benefits remaining unpaid upon his death.

                           OPTION H A commercial annuity payable for the life of
                  such Participant with a survivor annuity for the life of his Contingent Annuitant which shall be equal to 50%, 75%, or 100% of the annuity payable during the joint lives of the Participant and such Participant's Contingent Annuitant.

                  The Contingent Annuitant of a Participant under Option, A, B. C, or G or the Term-Certain Beneficiary under Option D or H shall be any person so designated by such Participant. The monthly payments to be made under any such option shall be in amounts the actuarial value of which, on the date of commencement thereof or, if earlier, as of the Participant's Normal Retirement Date, shall be the actuarial equivalent of the monthly benefits otherwise payable to the Participant under the Plan, in lieu of which the option was elected, taking into account the age of his Contingent Annuitant and determined in accordance with the


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provisions of Section 7.5. A Participant may revoke or elect to change any option made by him at any time prior to commencement of benefit payments. In any case where a benefit payable under the Plan is to be paid in the form of a commercial annuity, a commercial annuity contract shall be purchased from a company selected by the Participant and distributed to such Participant. Upon the distribution of any amount used to purchase the annuity contract the company issuing such contract shall be solely responsible to the recipient of the contract for the annuity payments thereunder. All certificates for commercial annuity benefits shall be non-transferable, and no benefit thereunder may be sold, assigned, discounted, or pledged. Any commercial annuity purchased under the Plan shall contain such terms and provisions as may be necessary to satisfy the requirements under the Plan. Notwithstanding the form of payment selected with respect to a Plan benefit, the value of such benefit shall be the actuarial equivalent of the value of the benefit under Section 4.1 to which the particular Participant is entitled.

                  4.3 EFFECT OF VARIOUS CIRCUMSTANCES UPON AN OPTION. The election of an option under Section 4.2 shall become effective for all purposes only upon the commencement of monthly payments to an eligible Participant thereunder, as provided in Section 4.4. If such Participant dies before any monthly benefit payment commences under such option, his election shall become inoperative and ineffective, and no payment shall become due to his Contingent Annuitant or Term-Certain Beneficiary under such option. If a Contingent Annuitant or Term-Certain Beneficiary dies prior to the commencement of any monthly benefit payment to such Participant under such option, his election shall become inoperative and ineffective, and benefit payments, if any, shall be made under the Plan as if no such election had been made.

                  4.4 PAYMENT ORDER AN OPTION. A monthly benefit payment shall be made to an eligible Participant who has elected under Section 4.2 an option commencing at the same time as the monthly benefit payment otherwise payable to him under the Plan would have commenced, the last such monthly payment being for the month in which his death occurs. Monthly benefit payments which become payable to a Participant's Contingent Annuitant shall commence with the month following the month in which the death of such Participant occurs, and shall be payable monthly thereafter during the life of the Contingent Annuitant, the last payment being for the month in which the death of the Contingent Annuitant occurs. Monthly payments which become payable hereunder to the Term-Certain Beneficiary of a Participant under Option D shall commence with the month following the month in which the death of such Participant occurs, and the last such monthly payment shall be made for the last month in the term certain; provided, however, that should any such monthly payments become payable to the estate of any person or to a trust, a lump-sum amount shall be paid to such estate or trust in lieu thereof. Such lump-sum amount shall be equal to the present actuarial value of the aggregate monthly payments otherwise payable to such estate or trust in accordance with the provisions of Section 7.5.


                                    ARTICLE V

                                SURVIVOR BENEFITS
                                -----------------

                  5.1 ELIGIBILITY FOR SURVIVOR BENEFIT. Upon the death of a Participant, his Beneficiary shall be eligible for a survivor benefit determined under Section 5.2.

                  5.2 SURVIVOR BENEFIT AMOUNT. The survivor benefit payable to the Beneficiary of such a deceased Participant shall be equal to the present actuarial value of such deceased Participant's benefit under the Plan as of the earlier of the date payments commence


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to him or his death minus the aggregate payments, if any, paid with respect to such Participant and, if applicable, his Contingent Annuitant or Term-Certain Beneficiary.

                  5.3 PAYMENT OF SURVIVOR BENEFIT. In the event the Beneficiary of deceased Participant is eligible for a survivor benefit determined under this
Article V payment of such benefit shall be made in a lump sum to such Beneficiary.

                                   ARTICLE VI

                            AMENDMENT AND TERMINATION
                            -------------------------

                  The Company reserves the right to amend or terminate the Plan at any time by action of its Board of Directors; provided, however, that no such action shall adversely affect any Participant who is receiving supplemental executive retirement benefits under the Plan or who has accrued a supplemental executive retirement benefit under the Plan, unless an equivalent benefit is otherwise provided under another plan or program sponsored by the Company.


                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  7.1 NON-ALIENATION OF RETIREMENT RIGHTS OR BENEFITS. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant, Contingent Annuitant, or Term-Certain Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Company may select.

                  7.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant, Contingent Annuitant, or Term-Certain Beneficiary to whom a benefit is payable under the plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, adult child, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 7.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

                  7.3 PLAN NON-CONTRACTUAL. Nothing contained herein shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

                  7.4 FUNDING. In order to provide a source of payment for its obligations under the Plan, the Company has established a grantor trust which provides for full funding of Plan benefits in the event of a potential change in control or change in control, as set forth in the trust agreement under which said "rust is maintained. In addition thereto, the Company


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may fund Plan benefits through the purchase of annuity contract. In the event any portion of a Plan benefit is provided through an annuity contract, the Plan shall have no further liability with respect to the benefits provided under such an annuity contract and a certificate evidencing such annuity shall be distributed to the applicable Participant. Notwithstanding any other provision of the Plan, in the event any portion of a Participant's benefit under the Plan is satisfied by the purchase of an annuity, the benefit otherwise payable under the Plan to such Participant shall be reduced by an amount equal to the benefit purchased under the annuity contract. Subject to the provisions of the trust agreement or annuity contract, the obligation of the Company under the Plan to provide a Participant, Contingent Annuitant, or Term-Certain Beneficiary with a benefit constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

                  7.5 ACTUARIALLY EQUIVALENT BENEFITS. Actuarially equivalent benefits under the Plan shall be determined using (i) the UP-1984 Mortality Table, (ii) the interest rates utilized by the Pension Benefit Guaranty Corporation in effect on the date a determination of a lump sum benefit is made with respect to immediate annuities (except that in no event shall such rate be less than 8%), and (iii) an interest rate of 8% for all other purposes.

                  7.6 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

                  7.7 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

                  7.8 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

                  Executed at Cleveland, Ohio, this ____ day of ______________, 1993.


                                     BEARINGS, INC.


                                     By:
                                         ---------------------------------
                                             Title:


                                     And:
                                         --------------------------------
                                             Title:


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